FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2015
FAIR VALUE MEASUREMENTS [Abstract]
FAIR VALUE MEASUREMENTS
NOTE 3:-	FAIR VALUE MEASUREMENTS

In accordance with ASC 820, "Fair Value Measurements and Disclosures", the following methods and assumptions were used by the Company in estimating their fair value disclosures for financial instruments:

The carrying amounts of cash and cash equivalents, short-term bank deposits, trade receivables, trade payables and other accounts payable approximate their fair values due to the short-term maturities of such instruments.

The Company used an option pricing model (Black-Scholes-Merton) to determine the fair value of the warrants to purchase Ordinary Shares.  Significant inputs included an estimate of the fair value of the Company’s Ordinary Shares as of December 31, 2015, the remaining contractual life of the warrant, a risk-free rate of interest, and an estimate of the Company’s share volatility. The fair value of the liability for warrants related to share purchase agreements classified within Level 3. The fair value of the warrants at December 31, 2015 and December 31, 2014 was $0 and $2, respectively. For the year ended December 31, 2015, the Company recognized a net loss of approximately $1,051 from the revaluation of warrants related to share purchase agreement which is recorded under Financial expense in the Consolidated Statements of Comprehensive Loss (refer to Note 9).